                                                                   Exhibit 10.14

                                                                  CONFORMED COPY



                                WARRANT AGREEMENT


                                   Dated as of

                                February 19, 1997

                                     between

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED


                                       and


                              THE BANK OF NEW YORK

                              as the Warrant Agent






                  ---------------------------------------------

                                  Warrants for
                                 Common Stock of
                      Globalstar Telecommunications Limited
                  ---------------------------------------------

                                TABLE OF CONTENTS


                                                                                   Page
                                                                                   ----
                                          ARTICLE 1

                                         Definitions

SECTION 1.01.             Definitions...........................................    2
SECTION 1.02.             Other Definitions.....................................    4
SECTION 1.03.             Rules of Construction.................................    5


                                          ARTICLE 2

                                   Warrant Certificates

SECTION 2.01.             Form and Dating.......................................    5
SECTION 2.02.             Legends...............................................    5
SECTION 2.03.             Execution and Countersignature........................    8
SECTION 2.04.             Certificate Register..................................    8
SECTION 2.05              Separation of Warrants and
                              Notes.............................................    9
SECTION 2.06.             Transfer and Exchange.................................    9
SECTION 2.07.             Replacement Certificates..............................   10
SECTION 2.08.             Temporary Certificates................................   10
SECTION 2.09.             Cancellation..........................................   10


                                          ARTICLE 3

                                       Exercise Terms

SECTION 3.01.             Exercise Price........................................   11
SECTION 3.02.             Exercise Periods......................................   11
SECTION 3.03.             Expiration............................................   11
SECTION 3.04.             Manner of Exercise....................................   11
SECTION 3.05.             Issuance of Warrant Shares............................   12
SECTION 3.06.             Fractional Warrant Shares.............................   13
SECTION 3.07.             Reservation of Warrant Shares.........................   13
SECTION 3.08.             Compliance with Law...................................   14

                                    ARTICLE 4

                             Antidilution Provisions

SECTION 4.01.             Changes in Common Stock...............................   15
SECTION 4.02.             Cash Dividends and Other
                            Distributions.......................................   15
SECTION 4.03.             Rights Issue To All Holders of
                            Common Stock........................................   16
SECTION 4.04.             Other Issuances of Common Stock or
                            Rights..............................................   18
SECTION 4.05.             Combination; Liquidation..............................   19
SECTION 4.06.             Other Events..........................................   20
SECTION 4.07.             Superseding Adjustment................................   21
SECTION 4.08.             Minimum Adjustment....................................   21
SECTION 4.09.             Notice of Adjustment..................................   22
SECTION 4.10.             Notice of Certain Transactions........................   22
SECTION 4.11.             Adjustment to Warrant
                            Certificate.........................................   23


                                          ARTICLE 5

                                     Registration Rights

SECTION 5.01.             Effectiveness of Registration
                              Statements........................................   24
SECTION 5.02.             Suspension............................................   25
SECTION 5.03.             Blue Sky..............................................   25
SECTION 5.04.             Accuracy of Disclosure................................   25
SECTION 5.05.             Indemnification.......................................   26
SECTION 5.06.             Additional Acts.......................................   31
SECTION 5.07.             Expenses..............................................   31


                                          ARTICLE 6

                                        Warrant Agent

SECTION 6.01.             Appointment of Warrant Agent..........................   32
SECTION 6.02.             Rights and Duties of
                            Warrant Agent.......................................   32
SECTION 6.03.             Individual Rights of
                            Warrant Agent.......................................   33
SECTION 6.04.             Warrant Agent's Disclaimer............................   34
SECTION 6.05.             Compensation and Indemnity............................   34
SECTION 6.06.             Successor Warrant Agent...............................   34

                                    ARTICLE 7

                                  Miscellaneous

SECTION 7.01.             SEC Reports and Other Information.....................   36
SECTION 7.02.             Persons Benefitting...................................   37
SECTION 7.03.             Rights of Holders.....................................   37
SECTION 7.04.             Amendment.............................................   37
SECTION 7.05.             Notices...............................................   38
SECTION 7.06.             Governing Law.........................................   39
SECTION 7.07.             Successors............................................   39
SECTION 7.08.             Multiple Originals....................................   39
SECTION 7.09.             Table of Contents.....................................   39
SECTION 7.10.             Severability..........................................   39
SECTION 7.11.             Use of Proceeds.......................................   39

EXHIBIT A                 Form of Face of Warrant Certificate

EXHIBIT B                 Certificate to be Delivered upon
                          Exchange or Registration of
                          Transfer of Warrants

                             WARRANT AGREEMENT dated as of February 19, 1997
                      (this "Agreement"), between GLOBALSTAR TELECOMMUNICATIONS LIMITED, a Bermuda corporation ("GTL"), and THE BANK OF NEW YORK, as Warrant Agent (the "Warrant Agent").


               GTL desires to issue the warrants (the "Warrants") described herein and to purchase with the proceeds therefrom Partnership Warrants (as defined herein) of Globalstar, L.P., a Delaware limited partnership ("Globalstar"). The Warrants will initially entitle the holders thereof (the "Holders") to purchase in the aggregate 1,032,250 shares of common stock, par value $1.00 per share, of GTL (the "Common Stock") in connection with an offering by GTL, Globalstar and Globalstar Capital Corporation, a Delaware corporation ("Globalstar Capital") (the "Units Offering") of 500,000 units (the "Units"). Each Unit will consist of (i) $1,000 aggregate principal amount of 11-3/8% Senior Notes due 2004 (collectively, the "Notes") issued by Globalstar and Globalstar Capital, as joint and several obligors, and (ii) a Warrant issued by GTL. Each Warrant will entitle the Holder to purchase 2.0645 shares of Common Stock, subject to adjustment as provided herein. In connection with the sale of the Units, 500,000 Warrants will be issued to the purchasers of the Units.

               The Warrants will not trade separately from the Notes until the earlier of commencement of an exchange offer or the effectiveness of a shelf registration statement for the Notes or such earlier date after August 15, 1997, as Lehman Brothers, Inc. shall determine (the "Separation Date").

               GTL further desires the Warrant Agent to act on behalf of GTL in connection with the issuance of the Warrants as provided herein and the Warrant Agent is willing to so act.

               Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of Warrants:

                                    ARTICLE 1

                                   Definitions

               SECTION 1.01.  Definitions.

               "Affiliate" of any Person means any other Person, directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be decreed to be control. The terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Board" means the Board of Directors of GTL or any committee thereof duly authorized to act on behalf of such Board of Directors.

               "Business Day" means each day that is not a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York.

               "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

               "Combination" means an event in which GTL consolidates with, merges with or into, or sells all or substantially all of its assets to another Person.

               "Current Market Value" per share of Common Stock or any other security at any date means: (i) if the security is not registered under the Exchange Act, (a) the value of the security, determined in good faith by the Board and certified in a board resolution, based on the most recently completed arm's-length transaction between GTL and a Person other than an Affiliate of GTL, the closing of which occurred on such date or within the six-month period preceding such date, or (b) if no such transaction shall have occurred on such date or within such six-month period, the value of the security as determined by an independent financial expert; or
(ii) if the security is registered under the Exchange Act, the average of the last reported sale price of the Common Stock (or the equivalent in an over-the-counter market) for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, the average of the daily closing bid prices (or such equivalent) for all of the Business Days before such date for which daily closing bid prices are available (provided, however, that if the closing bid price is not determinable for at least 10 Business Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act).

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Exercise Date" means, for a given Warrant, the day on which such Warrant is exercised pursuant to Section 3.04.

               "GTL Guarantee Warrants" means warrants to purchase 4,185,318 shares of Common Stock of GTL, at a price per share of $26.50, issued by GTL to certain founding and strategic partners of Globalstar.

               "GTL Rights" means rights to subscribe for and purchase 1,131,168 share of Common Stock of GTL, at a price per share of $26.50, to be distributed by GTL to holders of its Common Stock.

               "Indenture" means the Indenture dated as of February 15, 1997, among Globalstar and Globalstar Capital, as joint and several obligors, and the Trustee, with respect to the Notes, as it may be amended or supplemented from time to time.

               "Issue Date" means the date on which Warrants are initially issued.

               "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, or an Assistant Treasurer, or the Secretary or an Assistant Secretary of GTL.

               "Partnership Warrants" means the warrants to purchase limited partnership interests in Globalstar having the same terms and tenor as the Warrants issued hereby.

                "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

               "SEC" means the Securities and Exchange Commission, or any successor agency or body performing substantially similar functions.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Trustee" means The Bank of New York, or any successor trustee under the Indenture.

               "Warrant Certificates" mean the registered certificates (including without limitation, the global certificates) issued by GTL under this Agreement representing the Warrants.

               "Warrant Shares" mean the shares of Common Stock (and any other securities) for which the Warrants are exercisable.

               SECTION 1.02.  Other Definitions.

                                                                         Defined in
                  Term                                                     Section
                  ----                                                   ----------
        "Agreement".............................................          Recitals
        "Cashless Exercise".....................................          3.04
        "Certificate Register"..................................          2.04
        "Common Shelf Registration
         Statement".............................................          5.01
        "Common Stock"..........................................          Recitals
        "Company"...............................................          Recitals
        "Exercise Price"........................................          3.01
        "Expiration Date".......................................          3.02(b)
        "Holders"...............................................          Recitals
        "Notes".................................................          Recitals
        "Registrar".............................................          3.07
        "Separability Legend"...................................          2.02(b)
        "Separation Date".......................................          Recitals

        "Successor Company".....................................          4.05(a)
        "Transfer Agent"........................................          3.05
        "Units".................................................          Recitals
        "Units Offering"........................................          Recitals
        "Warrant Agent".........................................          Recitals
        "Warrants"..............................................          Recitals
        "Warrant Shelf Registration
         Statement".............................................          5.01


               SECTION 1.03. Rules of Construction. Unless the text otherwise requires:

                (i) a defined term has the meaning assigned to it;

                (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                (iii) "or" is not exclusive;

                (iv) "including" means including without limitation; and

                (v) words in the singular include the plural and words in the plural include the singular.


                                    ARTICLE 2

                              Warrant Certificates

               SECTION 2.01. Form and Dating. Each Warrant Certificate shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Agreement. The Warrant Certificates may have notations, legends or endorsements required by law, stock exchange rule, agreements to which GTL is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to GTL) and shall bear the legends required by Section 2.02. Each Warrant Certificate shall be dated the date of its countersignature. The terms of the Warrant Certificate set forth in Exhibit A are part of the terms of this Agreement.

               SECTION 2.02. Legends. (a) Each Warrant Certificate shall bear the following legend:

               THE COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF GTL FOR WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. ACCORDINGLY, NO HOLDER SHALL BE ENTITLED TO EXERCISE SUCH HOLDER'S WARRANTS AT ANY TIME UNLESS, AT THE TIME OF EXERCISE, (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT RELATING TO THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC, OR (ii) THE ISSUANCE OF SUCH SHARES IS PERMITTED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               (b) Each Warrant Certificate issued prior to the Separation Date shall bear the following legend (the "Separability Legend"):

               THE WARRANTS REPRESENTED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 AGGREGATE PRINCIPAL AMOUNT OF 11-3/8% SENIOR NOTES DUE 2004 OF GLOBALSTAR, L.P. AND GLOBALSTAR CAPITAL CORPORATION (THE "NOTES") AND A WARRANT. THE WARRANTS AND THE NOTES WILL NOT TRADE SEPARATELY UNTIL THE EARLIER OF (I) THE COMMENCEMENT OF AN EXCHANGE OFFER OR THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT FOR THE NOTES OR (II) SUCH DATE AFTER AUGUST 15, 1997, AS LEHMAN BROTHERS INC. MAY DETERMINE.

               (c) Each Warrant Certificate issued prior to the third anniversary of the original issuance of the Units, unless otherwise agreed by GTL and the Holder thereof, shall bear the following legend:

        THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR

        PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE "UNITED STATES" OR TO "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE GLOBALSTAR PARTIES THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHEN THIS SECURITY NO LONGER CONSTITUTES A "RESTRICTED" SECURITY UNDER RULE 144(K) OF THE SECURITIES ACT EXCEPT (A) TO ANY OF THE GLOBALSTAR PARTIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSES
        (II)(D) AND (E) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEE OR TRANSFER AGENT FOR SUCH SECURITIES TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE. [THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

        BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN

        RULE 501(A)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

               (d) Each Warrant Certificate issued in global form and deposited with DTC shall bear the following legend:

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO GTL OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO HEREIN.

               SECTION 2.03. Execution and Countersignature. Two Officers shall sign the Warrant Certificates for GTL by manual or facsimile signature. If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrant Certificate shall nevertheless be valid. A Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent manually countersigns the Warrant Certificate. Such authorized signature shall be conclusive evidence that the Warrant Certificate has been countersigned under this Agreement.

               The Warrant Agent shall initially countersign and deliver Warrant Certificates entitling the Holders thereof to purchase in the aggregate not more than 1,032,250 Warrant Shares upon a written order of GTL signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of GTL.

              The Warrant Agent may appoint an agent reasonably acceptable to GTL to countersign the Warrant Certificates. Unless limited by the terms of such appointment, such agent may countersign Warrant Certificates whenever the Warrant Agent may do so. Each reference in this Agreement to countersignature by the Warrant Agent includes countersignature by such agent. Such agent will have the same rights as the Warrant Agent for service of notices and demands.

               SECTION 2.04. Certificate Register. The Warrant Agent shall keep a register ("Certificate Register") of the Warrant Certificates and of their transfer and exchange. The Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants represented on the face of each Warrant Certificate. GTL and the Warrant Agent may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever and neither GTL nor the Warrant Agent shall be affected by notice to the contrary.

               SECTION 2.05. Separation of Warrants and Notes. (a) Prior to the Separation Date no Warrant may be sold, assigned or otherwise transferred to any Person unless, simultaneously with such transfer, the Warrant Agent receives confirmation from the Trustee for the Notes that the Holder thereof has requested a transfer of the related Notes to the same transferee.

               (b) On or after the Separation Date, the holder of a Warrant Certificate containing a Separability Legend may surrender such Warrant Certificate accompanied by a written application to the Warrant Agent, duly executed by the Holder thereof, for a new Warrant Certificate or certificates not containing the Separability Legend.

               SECTION 2.06. Transfer and Exchange. The Warrant Certificates shall be issued in registered form only and shall be transferable only upon the surrender of such Warrant Certificate for registration of transfer. When a Warrant Certificate is presented to the Warrant Agent with a request to register a transfer, the Warrant Agent shall register the transfer as requested if the reasonable requirements of the Warrant Agent and of Section 8-401(1) of the Uniform Commercial Code as in effect in the State of New York are met; provided, however, that prior to the Separation Date the Warrant Agent shall not register a transfer of a Warrant Certificate and such transfer will be void and of no effect unless the Notes that are a part of the same Unit as the Warrants represented by the Warrant Certificate to be transferred are simultaneously transferred to the same transferee. To permit the registration of transfers and exchanges, GTL shall execute and the Warrant Agent shall countersign Warrant Certificates at the Warrant Agent's request. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be valid obligations of GTL, entitled to the same benefits under this Agreement as the Warrant Certificates surrendered upon such registration of transfer or exchange. No service charge will be made to a Holder for any registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose. However, GTL may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates but not for any exchange or original issuance (not involving a transfer) pursuant to Section 2.08, 3.04 or 3.05.

               SECTION 2.07. Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, GTL shall issue and the Warrant Agent shall countersign a replacement Warrant Certificate if the reasonable requirements of the Warrant Agent and of Section 8-405 of the Uniform Commercial Code as in effect in the State of New York are met. Such Holder shall furnish an indemnity bond sufficient in the judgment of GTL and the Warrant Agent to protect GTL and the Warrant Agent from any loss which either of them may suffer if a Warrant Certificate is replaced. GTL and the Warrant Agent may charge the Holder for their expenses in replacing a Warrant Certificate. Every replacement Warrant Certificate is an additional obligation of GTL.

               SECTION 2.08. Temporary Certificates. Until definitive Warrant Certificates are ready for delivery, GTL may prepare and the Warrant Agent shall countersign temporary Warrant Certificates. Temporary Warrant Certificates shall be substantially in the form of definitive Warrant Certificates but may have variations that GTL considers appropriate for temporary Warrant Certificates. Without unreasonable delay, GTL shall prepare and the Warrant Agent shall countersign definitive Warrant Certificates and deliver them in exchange for temporary Warrant Certificates.

               SECTION 2.09. Cancellation. (a) In the event GTL shall purchase or otherwise acquire Warrant Certificates, the same shall thereupon be delivered to the Warrant Agent for cancellation.

               (b) The Warrant Agent and no one else shall cancel and may, but shall not be required to, destroy all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancellation unless GTL directs the Warrant Agent to deliver canceled Warrant Certificates to GTL. GTL may not issue new Warrant Certificates to replace Warrant Certificates to the extent they represent Warrants which have been exercised or Warrants which GTL has purchased or otherwise acquired.


                                    ARTICLE 3

                                 Exercise Terms

               SECTION 3.01. Exercise Price. Each Warrant shall initially entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement, to purchase 2.0645 shares of Common Stock for a per share exercise price (the "Exercise Price") of $69.575.

               SECTION 3.02. Exercise Periods. (a) Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time or from time to time after February 19, 1998; provided, however, that holders of Warrants will be able to exercise their Warrants only if (i) the Common Shelf Registration Statement relating to the Warrant Shares is effective, or (ii) the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and the Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such holders reside.

               (b) No Warrant shall be exercisable after February 15, 2004 (the "Expiration Date").

               SECTION 3.03. Expiration. Each Warrant shall terminate and become void as of the earlier of (i) the close of business on the Expiration Date or (ii) the date such Warrant is exercised. GTL shall give notice not less than 90 and not more than 120 days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date; provided, however, that if GTL fails to give notice as provided in this Section 3.03, the Warrants will nevertheless expire and become void on the Expiration Date.

               SECTION 3.04. Manner of Exercise. Warrants may be exercised upon
(i) surrender to the Warrant Agent at the principal corporate trust office of the Warrant Agent of the related Warrant Certificate, together with the form of election to purchase Common Stock on the reverse thereof duly filled in and signed by the Holder thereof, and (ii) payment to the Warrant Agent, for the account of GTL, of the Exercise Price for each Warrant Share issuable upon the exercise of such Warrants then exercised. Such payment shall be made (i) in cash or by certified or official bank check payable to the order of GTL or by wire transfer of funds to an account designated by GTL for such purpose or (ii) without the payment of cash, by reducing the number of shares of Common Stock obtainable upon the exercise of a Warrant so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (a) the number of shares of Common Stock issuable as of the Exercise Date upon the exercise of such Warrant (if payment of the Exercise Price were being made in cash) and (b) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with the immediately preceding sentence is herein called a "Cashless Exercise". Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Subject to Section 3.02, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise of less than all the Warrants represented by such Warrant Certificate at any time prior to the Expiration Date, a new Warrant Certificate representing the remaining Warrants shall be issued. The Warrant Agent shall countersign and deliver the required new Warrant Certificates, and GTL, at the Warrant Agent's request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of GTL for such purpose.

               SECTION 3.05. Issuance of Warrant Shares. Subject to Section 2.07, upon the surrender of Warrant Certificates and payment of the per share Exercise Price, as set forth in Section 3.04, GTL shall issue and cause the Warrant Agent or, if appointed, a transfer agent for the Common Stock ("Transfer Agent") to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.06 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price, as aforesaid; provided, however, that if, at such date, the transfer books for the Warrant Shares shall be closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date GTL shall be under no duty to deliver any certificates for such Warrant Shares; provided further, however, that such transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 calendar days.

               SECTION 3.06. Fractional Warrant Shares. GTL shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.06, be issuable on the exercise of any Warrant (or specified portion thereof), GTL shall pay at the time of exercise an amount in cash equal to the Current Market Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

               SECTION 3.07. Reservation of Warrant Shares. GTL shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The registrar for the Common Stock (the "Registrar") shall at all times until the Expiration Date reserve such number of authorized shares as shall be required for such purpose. GTL will keep a copy of this Agreement on file with the Transfer Agent. All Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof. GTL will supply such Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section
3.06. GTL will furnish to such Transfer Agent a copy of all notices of adjustments (and certificates related thereto) transmitted to each Holder.

               Before taking any action which would cause an adjustment pursuant to Article 4 to reduce the Exercise Price below the then par value (if any) of the Common Stock, GTL shall take any and all corporate action which may, in the opinion of its counsel, be necessary in order that GTL may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

               GTL covenants that all shares of Common Stock which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights, free from all taxes and free from all liens, charges and security interests, created by or through GTL, with respect to the issue thereof.

               SECTION 3.08. Compliance with Law. Notwithstanding anything in this Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant unless (i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (ii) in the opinion of counsel to GTL addressed to the Warrant Agent the exercise of such Warrants is exempt from the registration requirements of the

Securities Act and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the States or other jurisdictions in which such holders reside.


                                    ARTICLE 4

                             Antidilution Provisions

               SECTION 4.01. Changes in Common Stock. In the event that at any time or from time to time GTL shall (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock or other shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the number of shares of Common Stock issuable upon exercise of each Warrant immediately after the happening of such event shall be adjusted to a number determined by multiplying the number of shares of Common Stock that such holder would have owned or have been entitled to receive upon exercise had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Stock or other shares of capital stock, immediately prior to the record date therefor) by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately after the happening of the events described above and the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to the happening of the events described above; and subject to Section 4.08, the Exercise Price for each Warrant shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such event by such fraction. An adjustment made pursuant to this Section 4.01 shall become effective immediately after the effective date of such event, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock or other shares of GTL's capital stock.

               SECTION 4.02. Cash Dividends and Other Distributions. In the event that at any time or from time to time GTL shall distribute to all holders of Common Stock (i) any dividend or other distribution of cash, evidences of its indebtedness, shares of its capital stock or any other assets, properties or securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in each case, (w) the issuance of any rights under a shareholder rights plan, (x) any dividend or distribution described in Section 4.01, (y) any rights, options, warrants or securities described in Section 4.03 and (z) any cash dividends or other cash distributions from current or retained earnings), then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock issuable upon the exercise of such Warrant immediately prior to the record date for any such dividend or distribution by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock on the record date for such dividend or distribution and the denominator of which shall be such Current Market Value per share of Common Stock on the record date for such dividend or distribution less the sum of (x) the amount of cash, if any, distributed per share of Common Stock and (y) the fair value (as determined in good faith by the Board, whose determination shall be evidenced by a board resolution filed with the Warrant Agent, a copy of which will be sent to Holders upon request) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other assets or property, warrants, options or subscription or purchase rights; and, subject to Section 4.08, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such record date by the above fraction. Such adjustments shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution; provided, however, that GTL is not required to make an adjustment pursuant to this Section 4.02 if at the time of such distribution GTL makes the same distribution to Holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this Section 4.02 which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant or increasing the Exercise Price.

               SECTION 4.03. Rights Issue To All Holders of Common Stock. In the event that at any time or from time to time GTL shall issue to all holders of Common Stock without any charge, rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, entitling such holders to subscribe for or purchase shares of Common Stock at a price per share that is lower at the record date for such issuance than the then Current Market Value per share of Common Stock other than in connection with the adoption of a shareholder rights plan by GTL, then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options, warrants or securities plus the total number of shares of Common Stock which the aggregate consideration expected to be received by GTL (assuming the exercise or conversion of all such rights, options, warrants or securities) would purchase at the then Current Market Value per share of Common Stock. Subject to Section 4.08, in the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made immediately after such rights, options or warrants are issued and shall become effective, retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities. Notwithstanding anything to the contrary in this Article IV, no adjustment to the number of Warrant Shares issuable upon exercise of the Warrants or to the Exercise Price shall be made as a result of the offering by GTL to all holders of its Common Stock of the GTL Rights (or as a result of any exercise of the GTL Rights), including as a result of the issuance of additional shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock, resulting from the operation of any anti-dilution provision in any warrant or other security of GTL convertible into, exercisable or exchangeable for Common Stock of GTL, which such warrant or security is outstanding on the date of this Agreement. No adjustment shall be made pursuant to this Section 4.03 which shall have the effect of decreasing the number of shares of Common Stock purchasable upon exercise of each Warrant or of increasing the Exercise Price.

               SECTION 4.04 Other Issuances of Common Stock or Rights. (a) In the event that at any time or from time to time GTL shall issue (i) shares of Common Stock (subject to the provisions below), (ii) rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock (provided, however that no adjustment shall be made upon the exercise of such rights, options or warrants), or (iii) securities convertible into or exchangeable or exercisable for Common Stock (provided, however, that no adjustment shall be made upon the conversion, exchange or exercise of such securities (other than issuances specified in (i), (ii) or (iii) which are made as the result of anti-dilution adjustments in such securities)), at a price per share at the record date of such issuance that is less than the then Current Market Value per share of Common Stock, then the number of shares of Common Stock issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such sale or issuance plus the number of additional shares of Common Stock offered for subscription or purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the total number of shares of Common Stock which the aggregate consideration expected to be received by GTL (assuming the exercise or conversion of all such rights, options, warrants or securities, if any) would purchase at the then Current Market Value per share of Common Stock; and subject to Section 4.08 the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction; provided, however, that no adjustment to the number of Warrant Shares issuable upon the exercise of the Warrants or to the Exercise Price shall be made as a result of (i) the issuance of shares of Common Stock under any warrants, options or other rights existing on the date hereof, (ii) the issuance of shares of Common Stock in bona fide public offerings that are underwritten or in which a placement agent is retained by GTL or (iii) the issuance of options, or shares of Common Stock pursuant to any option, under any employee benefit plans approved by the Board of Directors. Such adjustments shall be made whenever such rights, options or warrants or convertible securities are issued. No adjustment shall be made pursuant to this Section 4.04 which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each warrant or of increasing the Exercise Price. For purposes of Section
4.04 only, any issuance of Common Stock, or rights, options or warrants to subscribe for, or other securities convertible into or exercisable or exchangeable for, Common Stock, which issuance (or agreement to issue) (A) is in exchange for or otherwise in connection with the acquisition of the property (excluding any such exchange exclusively for cash) of any Person and (B) is at a price per share equal to the lower of the Current Market Value at the time an agreement in principle is reached or at the time a definitive agreement is entered into, shall be deemed to have been made at a price per share equal to the Current Market Value per share at the record date with respect to such issuance (the time of closing or consummation of such exchange or acquisition) if such definitive agreement is entered into within 90 days of the date of such agreement in principle.

               (b) Notwithstanding anything to the contrary in this Article IV, no adjustment to the number of Warrant Shares issuable upon exercise of the Warrants or to the Exercise Price shall be made as a result of the acceleration of the vesting or exercise of the GTL Guarantee Warrants, including as a result of the issuance of additional shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock, resulting from the operation of any anti-dilution provision in any warrant or other security of GTL convertible into, exercisable or exchangeable for Common Stock of GTL, which such warrant or security is outstanding on the date of this Agreement. In addition, no adjustment to the number of Warrant Shares issuable upon exercise of the Warrants or to the Exercise Price shall be made upon or as a result of the issuance or distribution by Globalstar of any partnership interest in Globalstar.

               SECTION 4.05. Combination; Liquidation. (a) Except as provided in
Section 4.05(b), in the event of a Combination, each Holder shall have the right to receive upon exercise of the Warrants the kind and amount of shares of capital stock or other securities or property which such

Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event. Unless paragraph (b) is applicable to a Combination, GTL shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will enter into an agreement with the Warrant Agent confirming the Holders' rights pursuant to this Section 4.05(a) and providing for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 4. The provisions of this Section 4.05(a) shall similarly apply to successive Combinations involving any Successor Company.

               (b) In the event of (i) a Combination where consideration to the holders of Common Stock in exchange for their shares is payable solely in cash or (ii) the dissolution, liquidation or winding-up of GTL, the holders of the Warrants shall be entitled to receive, upon surrender of their Warrant Certificates, distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price.

               In case of any Combination described in this Section 4.05(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of GTL, GTL, shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay to the holders of the Warrants the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, the Warrant Agent is required to deliver a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants.

               SECTION 4.06. Other Events. If any event occurs as to which the foregoing provisions of this Article 4 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock issuable upon exercise of any Warrant.

               SECTION 4.07. Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in adjustments pursuant to this Article 4, if any thereof shall not have been exercised, the number of Warrant Shares issuable upon the exercise of each Warrant shall be readjusted pursuant to the applicable section of Article 4 as if (A) the only shares of Common Stock issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the shares of Common Stock, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) shares of Common Stock actually issued, if any, were issuable for the consideration actually received by GTL upon such exercise plus the aggregate consideration, if any, actually received by GTL for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 4.01) have the effect of decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant or increase the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

               SECTION 4.08. Minimum Adjustment. The adjustments required by the preceding Sections of this Article 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of shares of Common Stock issuable upon exercise of Warrants that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% the Exercise Price or the number of shares of Common Stock issuable upon exercise of Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article 4 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Article 4, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

               SECTION 4.09. Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrants is adjusted, as herein provided, GTL shall deliver to the Warrant Agent a certificate of a firm of independent accountants selected by the Board (who may be the regular accountants employed by GTL) setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Board determined the fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights and (ii) the Current Market Value of the Common Stock was determined, if either of such determinations were required), and specifying the Exercise Price and the number of shares of Common Stock issuable upon exercise of Warrants after giving effect to such adjustment. GTL shall promptly cause the Warrant Agent to mail a copy of such certificate to each Holder in accordance with
Section 7.06. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any shares of Common Stock, evidences of indebtedness, warrants, options, or other securities or property.

               SECTION 4.10. Notice of Certain Transactions. In the event that GTL shall propose to (a) pay any dividend payable in securities of any class to the holders of its Common Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common

Stock or shares of stock of any class or any other securities, rights or options, (c) issue any (i) shares of Common Stock, (ii) rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock, or (iii) securities convertible into or exchangeable or exercisable for Common Stock (in the case of (i), (ii) and (iii), if such issuance or adjustment would result in an adjustment hereunder), (d) effect any capital reorganization, reclassification, consolidation or merger, (e) effect the voluntary or involuntary dissolution, liquidation or winding-up of GTL or (f) make a tender offer or exchange offer with respect to the Common Stock, GTL shall within 5 days send to the Warrant Agent and the Warrant Agent shall within 5 days send the Holders a notice (in such form as shall be furnished to the Warrant Agent by GTL) of such proposed action or offer. Such notice shall be mailed by the Warrant Agent to the Holders at their addresses as they appear in the Certificate Register, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the number of shares of Common Stock and other property, if any, issuable upon exercise of each Warrant and the Exercise Price after giving effect to any adjustment pursuant to Article 4 which will be required as a result of such action. Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or
(b) above, at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

               SECTION 4.11. Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article 4, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to this Agreement. GTL, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.


                                    ARTICLE 5

                               Registration Rights

               SECTION 5.01. Effectiveness of Registration Statement. Subject to
Section 5.02, GTL shall cause to be filed pursuant to Rule 415 (or any successor provision) of the Securities Act not later than 60 days after the Issue Date, a shelf registration statement relating to the offer and sale of the Warrants by the Holders from time to time in accordance with the methods of distribution elected by such holders and set forth in such registration statement (the "Warrant Shelf Registration Statement"), and shall use its reasonable efforts to cause the Warrant Shelf Registration Statement to be declared effective on or before 150 days after the Issue Date. Subject to Section 5.02, GTL shall cause to be filed pursuant to Rule 415 (or any successor provision) of the Securities Act a shelf registration statement covering the issuance of Warrant Shares to the Holders upon exercise of the Warrants by the Holders thereof (the "Common Shelf Registration Statement", and together with the Warrant Shelf Registration Statement, the "Registration Statements") and shall use its reasonable efforts to cause the Common Shelf Registration Statement to be declared effective on or before 365 days after the Issue Date. Subject to Section 5.02, GTL shall cause each of the Registration Statements to remain effective until (A) in the case of the Common Shelf Registration Statement, the earliest of (i) such time as all Warrants have been exercised and (ii) the Expiration Date and (B) in the case of the Warrant Shelf Registration Statement, the earliest of (i) such time as all the Warrants have been sold thereunder, (ii) three years after its effective date and (iii) until all Warrants can be sold without restriction under the Securities Act. In connection with any Registration Statement, (i) GTL shall furnish to the Warrant Agent, prior to the filing with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when filed with the Commission, such comments as the Warrant Agent may reasonably propose, (ii) GTL shall furnish to each Holder, without charge, at least one copy of any Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those incorporated by reference), (iii) GTL shall, for so long as any Registration Statement is effective, deliver to each Holder, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request, and GTL consents to the proper use of the prospectus therein and any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Warrants or the Warrant Shares, as the case may be, covered by such prospectus and any amendment or supplement thereto, (iv) GTL may require each Holder of Warrants to be sold pursuant to the Warrant Shelf Registration Statement or to be exercised in connection with the Common Shelf Registration Statement to furnish to GTL such information regarding the Holder and the distribution of such Warrants or Warrant Shares as GTL may from time to time reasonably request for inclusion in such Registration Statement, (v) GTL shall, if requested, promptly incorporate in a prospectus supplement or post-effective amendment to such Registration Statement such information as a majority in interest of the Holders reasonably agree should be included therein and shall make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment, (vi) GTL shall enter into such agreements (including underwriting agreements) as are appropriate, customary and reasonably necessary in connection with any such Registration Statement and (vii) GTL shall (A) make available all material customary for reasonable due diligence examinations in connection with such Registration Statements, (B) make such representations and warranties to the Holders of Warrants as are customary and reasonable in connection with such Registration Statements, (C) obtain such opinions of counsel to GTL addressed to and reasonably satisfactory to the Holders as are customary and reasonable in connection with such Registration Statements and (D) obtain such "comfort" letters and updates thereof from the independent certified public accountants of GTL addressed to the Holders as are customary and reasonable in connection with such Registration Statements. GTL will furnish the Warrant Agent with current prospectuses meeting the requirements of the Securities Act in sufficient quantity to permit the Warrant Agent to deliver, at GTL's expense, a prospectus to each holder of a Warrant upon the exercise thereof. GTL shall promptly inform the Warrant Agent of any change in the status of the effectiveness or availability of any Registration Statement.

               SECTION 5.02. Suspension. During any consecutive 365-day period, GTL shall be entitled to suspend the availability of each of the Warrant Shelf Registration Statement and the Common Shelf Registration Statement for up to two 45 consecutive-day periods (except during the 45 consecutive-day period immediately prior to the Expiration Date) if GTL's Board determines in the exercise of its reasonable judgement that there is a valid business purpose for such suspension and provides notice that such determination was made by GTL's board to the holders of the Warrants; provided, however, that in no event shall GTL be required to disclose the business purpose for such suspension if GTL determines in good faith that such business purpose must remain confidential.

               SECTION 5.03. Blue Sky. GTL shall use its reasonable efforts to register or qualify the Warrants and the Warrant Shares under all applicable securities laws, blue sky laws or similar laws of all jurisdictions in the United States and Canada in which any holder of Warrants may or may be deemed to purchase Warrants or Warrant Shares upon the exercise of Warrants and shall use its reasonable efforts to maintain such registration or qualification through the earliest of (A) in the case of the Common Shelf Registration Statement, (i) such time as all Warrants have been exercised and (ii) the Expiration Date and
(B) in the case of the Warrant Shelf Registration Statement, until the earliest of (i) such time as all the Warrants have been sold thereunder, (ii) such time as the Warrants can be sold without restriction under the Securities Act and
(iii) three years after the Issue Date; provided, however, that GTL shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.03 or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

               SECTION 5.04. Accuracy of Disclosure. GTL represents and warrants to each Holder and agrees for the benefit of each Holder that (i) each of the Warrant Shelf

Registration Statement and the Common Shelf Registration Statement and any amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading; and (ii) each of the prospectus furnished to such Holder for delivery in connection with the sale of Warrants and the prospectus delivered to such Holder upon the exercise of Warrants and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that GTL shall have no liability under clauses (i) or (ii) of this
Section 5.04 with respect to any such untrue statement or omission made in any Registration Statement in reliance upon and in conformity with information furnished to GTL by or on behalf of the Holders specifically for inclusion therein.

                 SECTION 5.05. Indemnification. (a) In connection with any Registration Statement, GTL agrees to indemnify and hold harmless each Holder of the Warrants and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder and such controlling persons being referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including but not limited to any losses, claims, damages, liabilities or actions relating to purchases and sales of the Warrants or the Warrant Shares) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or prospectus or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) GTL shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any preliminary or final prospectus or in any amendment or supplement thereto in reliance upon and in conformity with written information pertaining to such Holder and furnished to GTL by or on behalf of such Holder specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any prospectus relating to such Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any person as to which there is a prospectus delivery requirement (a "Delivering Seller") that sold the Securities to the person asserting any such losses, claims, damages or liabilities to the extent that any such loss, claim, damage or liability of such Delivering Seller results from the fact that there was not sent or given to such person, on or prior to the written confirmation of such sale, a copy of the relevant prospectus, as amended and supplemented, provided that (I) GTL shall have previously furnished copies thereof to such Delivering Seller in accordance with this Agreement and
(II) such furnished prospectus, as amended and supplemented, would have corrected any such untrue statement or omission or alleged untrue statement or omission, and (iii) this indemnity agreement will be in addition to any liability which GTL may otherwise have to such Indemnified Party.

               (b) In connection with any Registration Statement, each Holder of the Warrants, severally and not jointly, will indemnify and hold harmless GTL and each person, if any, who controls GTL within the meaning of the Securities Act or the Exchange Act and the directors, officers, agents and employees of such controlling persons from and against any losses, claims, damages or liabilities or any actions in respect thereof to which GTL or any such controlling person or director, officers, agent or employee of such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or preliminary or final prospectus or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to GTL by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, GTL for any legal or other expenses reasonably incurred by GTL or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to GTL or any of its controlling persons.

               (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above, except to the extent that it is prejudiced or harmed in any material respect by failure to give such prompt notice. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with one counsel (and local counsel as necessary) reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, not to be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnifying party shall be liable for any amounts paid in settlement of any action or claim without its written consent, which consent shall not be unreasonably withheld, but if settled in accordance with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in this section is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above for any reason other than as provided in subsection
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by GTL on the one hand or such Holder or such other indemnified person, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 5(d),
the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Warrants pursuant to the Warrant Shelf Registration Statement or the Warrant Shares pursuant to the Common Shelf Registration Statement exceeds the amount of damages which such Holders would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each officer, director, employee, representative and agent of an indemnified party and each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party, and each officer, director, employee, representative and agent of GTL and each person, if any, who controls GTL within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as GTL.

               (e) The agreements contained in this section shall survive the sale of the Warrants pursuant to the Warrant Shelf Registration Statement and the sale of the Warrant Shares pursuant to the Common Shelf Registration Statement, as the case may be, and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

               SECTION 5.06. Additional Acts. If the sale of Warrants or the issuance or sale of any Common Stock or other securities issuable upon the exercise of the Warrants requires registration or approval of any governmental authority (other than the registration requirements under the Securities Act), or the taking of any other action under the laws of the United States of America or any political subdivision thereof before such securities may be validly offered or sold in compliance with such laws, then GTL covenants that it will, in good faith and as expeditiously as reasonably possible, use all reasonable efforts to secure and maintain such registration or approval or to take such other action, as the case may be.

               SECTION 5.07. Expenses. All expenses incident to GTL's performance of or compliance with its obligations under this Article 5 will be borne by GTL, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all reasonable fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all reasonable expenses of any Persons incurred by or on behalf of GTL in preparing or assisting in preparing, printing and distributing the Warrant Shelf Registration Statement, the Common Shelf Registration Statement or any other registration statement, prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Article 5, (iv) the fees and disbursements of the Warrant Agent, (v) the fees and disbursements of counsel for GTL and the Warrant Agent and (vi) the fees and disbursements of the independent public accountants of GTL, including the expenses of any special audits or comfort letters required by or incident to such performance and compliance.


                                    ARTICLE 6

                                  Warrant Agent

               SECTION 6.01. Appointment of Warrant Agent. GTL hereby appoints the Warrant Agent to act as agent for GTL in accordance with the express provisions of this Agreement and the Warrant Agent hereby accepts such appointment.

               SECTION 6.02. Rights and Duties of Warrant Agent. (a) Agent for GTL. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of GTL and does not assume any obligation or relationship or agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

               (b) Counsel. The Warrant Agent may consult with counsel satisfactory to it (who may be counsel to GTL), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

               (c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement, opinion or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

               (d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are specifically set forth herein and in the Warrant Certificates, and no implied duties or obligations of the Warrant Agent shall be read into this Agreement or the Warrant Certificates. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by GTL of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by GTL of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by GTL in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

               (e) Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of shares of Common Stock issuable upon exercise of each Warrant or the Exercise Price, or with respect to the nature or extent of any adjustment when made or with respect to the method employed or provided to be employed herein or in any supplemental agreement in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to
Article 4, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of GTL to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Article 4, or to comply with any of the covenants of GTL contained in Article 4.

               SECTION 6.03. Individual Rights of Warrant Agent. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of GTL or its affiliates or become pecuniarily interested in transactions in which GTL or its affiliates may be interested, or contract with or lend money to GTL or its affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for GTL or for any other legal entity.

               SECTION 6.04. Warrant Agent's Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

               SECTION 6.05. Compensation and Indemnity. GTL and the Warrant Agent have entered into an agreement pursuant to which GTL agrees to pay the Warrant Agent from time to time compensation for its services and to reimburse the Warrant Agent upon request for all reasonable out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Warrant Agent's agents and counsel. GTL shall indemnify the Warrant Agent against any and all loss, liability, damage, claim or expense (including agents' and attorneys' fees and expenses) incurred by it without gross negligence or bad faith on its part arising out of or in connection with the acceptance or performance of its duties under this Agreement. The Warrant Agent shall notify GTL promptly of any claim for which it may seek indemnity. GTL need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through wilful misconduct, negligence or bad faith. GTL's payment obligations pursuant to this Section 6.05 shall survive the termination of this Agreement.

               To secure GTL's payment obligations under this Agreement, the Warrant Agent shall have a lien prior to the Holders on all money or property held or collected by the Warrant Agent.

               SECTION 6.06. Successor Warrant Agent. (a) GTL to Provide Warrant Agent. GTL agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

               (b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to GTL of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 60 days after the date on which such notice is given unless GTL otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of GTL and specifying such removal and the date when it shall become effective, which date shall not be less than 60 days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section 6.06 shall take effect upon the appointment by GTL as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. If a successor Warrant Agent does not take office within 60 days after the retiring Warrant Agent resigns or is removed, the retiring Warrant Agent or the Holders of 10% of the Warrants may petition, at the expense of GTL, any court of competent jurisdiction for the appointment of a successor.

               (c) GTL to Appoint Successor. In the event that at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law, or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law, or a decree order by a court having jurisdic-tion in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by GTL by an instrument in writing filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be the Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent hereunder, such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent's notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

               (d) Successor To Expressly Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to GTL an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

               (e) Successor by Merger. Any corporation into which the Warrant Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the corporate trust or stock transfer assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                    ARTICLE 7

                                  Miscellaneous

               SECTION 7.01. SEC Reports and Other Information. Notwithstanding that GTL may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, GTL shall file with the SEC and thereupon provide the Warrant Agent and Holders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections , such information, documents and other reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections . Delivery of such reports, information and documents to the Warrant Agent is for informational purposes only and the Warrant Agent's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including GTL's compliance with any of its covenants hereunder.

               SECTION 7.02. Persons Benefitting. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than GTL, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this agreement or any part hereof.

               SECTION 7.03. Rights of Holders. Holders of unexercised Warrants are not entitled to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the stockholders, (iii) consent to any action of the stockholders, (iv) receive notice as stockholders of any other proceedings of GTL, (v) exercise any preemptive rights or (vi) exercise any other rights whatsoever as stockholders of GTL.

               SECTION 7.04. Amendment. This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as GTL and the Warrant Agent may deem necessary or desirable (including without limitation any addition or modification to provide for compliance with the transfer restrictions set forth herein); provided, however, that such action shall not adversely affect the rights of any of the

Holders. Any amendment or supplement to this Agreement that has an adverse effect on the interests of the Holders shall require the written consent of the Holders of a majority of the then outstanding Warrants. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares issuable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided herein) or the exercise period with respect to the Warrants would be shortened. In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by GTL or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with GTL shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

               SECTION 7.05. Notices. Any notice or communication shall be in writing and delivered in Person or mailed by first-class mail addressed as follows:

               if to GTL:

               Cedar House
               41 Cedar Avenue
               Hamilton HMIZ
               Bermuda
               Attention:  Michael B. Targoff

               with a copy to:

               Willkie Farr & Gallagher
               One Citicorp Center
               153 East 53rd Street, 46th Floor
               New York, New York 10022
               Attention: Bruce R. Kraus
               if to the Warrant Agent:

               The Bank of New York
               Corporate Trust Office
               101 Barclay Street
               New York, NY 10286
               Attention:  Corporate Trust Administration
               Facsimile:  (212) 815-5915

               GTL or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

               Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the Certificate Register and shall be sufficiently given if so mailed within the time prescribed.

               Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

               SECTION 7.06. Governing Law. The laws of the State of New York shall govern this Agreement and the Warrant Certificates.

               SECTION 7.07. Successors. All agreements of GTL in this Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors.

               SECTION 7.08. Multiple Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

               SECTION 7.09. Table of Contents. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

               SECTION 7.10. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

               SECTION 7.11. Use of Proceeds. GTL agrees, for the benefit of the Holders of the Warrants from time to time and of the Common Stock underlying such Warrants upon exercise thereof, to use the proceeds from the issuance and sale of the Warrants (net of any expenses of the offering of the Units allocable to GTL) to purchase Partnership Warrants from Globalstar.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.


                                           GLOBALSTAR TELECOMMUNICATIONS
                                           LIMITED,

                                             by
                                                      /s/ Eric J. Zahler
                                                      --------------------------
                                                   Name:  Eric J. Zahler
                                                   Title: Secretary


                                           THE BANK OF NEW YORK, as
                                           Warrant Agent,

                                             by       /s/ Walter Gitlin
                                                      --------------------------
                                                   Name:  Walter Gitlin
                                                   Title: Vice President

                                                                       EXHIBIT A


                      [FORM OF FACE OF WARRANT CERTIFICATE]


               THE WARRANTS REPRESENTED BY THIS CERTIFICATE WERE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 AGGREGATE PRINCIPAL AMOUNT OF 11-3/8% SENIOR NOTES DUE 2004 OF GLOBALSTAR, L.P. AND GLOBALSTAR CAPITAL CORPORATION (THE "NOTES") AND A WARRANT. THE WARRANTS AND THE NOTES WILL NOT TRADE SEPARATELY UNTIL THE EARLIER OF (I) THE COMMENCEMENT OF AN EXCHANGE OFFER OR THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT FOR THE NOTES OR (II) SUCH DATE AFTER AUGUST 15, 1997, AS LEHMAN BROTHERS INC. MAY DETERMINE.

               THE COMMON STOCK, PAR VALUE $1.00 PER SHARE, OF GLOBALSTAR TELECOMMUNICATIONS LIMITED ("GTL") FOR WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. ACCORDINGLY, NO HOLDER SHALL BE ENTITLED TO EXERCISE SUCH HOLDER'S WARRANTS AT ANY TIME UNLESS, AT THE TIME OF EXERCISE, (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT RELATING TO THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC, OR (ii) THE ISSUANCE OF SUCH SHARES IS PERMITTED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO GTL OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

               TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

               THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE "UNITED STATES" OR TO "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE GLOBALSTAR PARTIES
THAT: (I) IT HAS ACQUIRED A "RESTRICTED"

SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHEN THIS SECURITY NO LONGER CONSTITUTES A "RESTRICTED" SECURITY UNDER RULE 144(K) OF THE SECURITIES ACT EXCEPT (A) TO ANY OF THE GLOBALSTAR PARTIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSES (II)(D) AND (E) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEE OR TRANSFER AGENT FOR SUCH SECURITIES TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE. [THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

               BY ITS ACQUISITION HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S.

               IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.


No. [     ]                                     Certificate for ______ Warrants


                      WARRANTS TO PURCHASE COMMON STOCK OF
                      GLOBALSTAR TELECOMMUNICATIONS LIMITED


               THIS CERTIFIES THAT _____________, or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Globalstar Telecommunications Limited, a Bermuda corporation ("GTL"), 2.0645 shares of Common Stock, par value of $1.00 per share, of GTL (the "Common Stock") at the per share exercise price of $69.575 (the "Exercise Price"), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on February 15, 2004 (the "Expiration Date") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Warrants and the Exercise Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

               This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of February 19, 1997 (the "Warrant Agreement"), between GTL and The Bank of New York (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of GTL, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at 101 Barclay Street, New York, NY 10286 attention of Corporate Trust Administration.

               Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of GTL at the office of the Warrant Agent or
(ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of GTL or by wire transfer of funds to an account designated by GTL for such purpose. Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date.

               As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time on or after February 19, 1998; provided, however, that Holders of Warrants will be able to exercise their Warrants only if a shelf registration statement relating to the Common Stock underlying the Warrants is effective or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933 and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside; provided further, however, that no Warrant shall be exercisable after February 15, 2004.

               In the event GTL enters into a Combination, the Holder hereof will be entitled to receive upon exercise of the Warrants the kind and amount of shares of capital stock or other securities or other property of such surviving entity as the Holder would have been entitled to receive upon or as a result of the combination had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of GTL, the Holder hereof will be entitled to receive such cash distributions as the Holder would have received had the Holder exercised its Warrants immediately prior to such Combination, less the Exercise Price.

               As provided in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of the Warrants and the Exercise Price are subject to adjustment upon the happening of certain events.

               GTL may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 2.06 of the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the issuance of the Warrant Shares.

               Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but GTL shall pay an amount in cash equal to the Current Market Value per Warrant Share on the day immediately preceding the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of any Warrant.

               All shares of Common Stock issuable by GTL upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

               The holder in whose name the Warrant Certificate is registered may be deemed and treated by GTL and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither GTL nor the Warrant Agent shall be affected by notice to the contrary.

               The Warrants do not entitle any holder hereof to any of the rights of a shareholder of GTL.

               This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.


                                          GLOBALSTAR TELECOMMUNICATIONS
                                          LIMITED


                                          by
                                            -----------------------------------



                                          by
                                            -----------------------------------


DATED:

Countersigned:


--------------------------------
THE BANK OF NEW YORK,
as Warrant Agent,


by
   -----------------------------
        Authorized Signatory

               FORM OF ELECTION TO PURCHASE WARRANT SHARES (to be
                    executed only upon exercise of Warrants)

                      GLOBALSTAR TELECOMMUNICATIONS LIMITED


               The undersigned hereby irrevocably elects to exercise
Warrants at an exercise price per Warrant (subject to adjustment) of $69.575 to
acquire         shares of Common Stock, par value $1.00 per share, of Globalstar
Telecommunications Limited on the terms and conditions specified within the Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Globalstar Telecommunications Limited and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:                 , 19

                                                 -------------------------------
                                                 (Signature of Owner)

                                                 -------------------------------
                                                 (Street Address)

                                                 -------------------------------
                                                 (City)    (State)   (Zip Code)

                                                 Signature Guaranteed by:

                                                 -------------------------------
                                                 [Signature must be guaranteed
                                                 by an eligible Guarantor
                                                 Institution (banks, stock
                                                 brokers, savings and loan
                                                 associations and credit
                                                 unions) with membership in an
                                                 approved guarantee medallion
                                                 program pursuant to Securities
                                                 and Exchange Commission Rule
                                                 17Ad-5]

--------
1. The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed.

Securities and/or check to be issued to:

Please insert social security or identifying number:

        Name:____________________________________________________________

        Street Address:__________________________________________________

        City, State and Zip Code:________________________________________

Any unexercised Warrants represented by the Warrant Certificate to be issued to:

        Please insert social security or identifying number:

        Name:____________________________________________________________

        Street Address:__________________________________________________

        City, State and Zip Code:________________________________________

                                                                       EXHIBIT B


                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                      REGISTRATION OF TRANSFER OF WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of Globalstar Telecommunications Limited ("GTL")

               This Certificate relates to Warrants held in definitive form by _______________ (the "Transferor").

               The Transferor has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants. In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of this Warrant does not require registration under the Securities Act of 1933, (the "Securities Act") because */:

        |_|    Such Warrant is being transferred to GTL.

        |_| Such Warrant is being transferred pursuant to an effective Registration Statement under the Securities Act.

        |_| Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A.

        |_| Such Warrant is being transferred pursuant to an offshore transaction in accordance with Rule 904 under the Securities Act.

        |_| Such Warrant is being transferred in a transaction meeting the requirements of Rule 144 under the Securities Act.

               The Warrant Agent and GTL are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                       ----------------------------------------
                                       [INSERT NAME OF TRANSFEROR]

                                       by
Date:
     -------------------------------      -------------------------------------

--------
*---/Please check applicable box.